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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 21, 2002


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                (Name of Registrant as specified in its charter)



         TEXAS                           000-22007               76-0519693
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                              4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                                 (713) 235-8800
                   (Address, including zip code, and telephone
             number, including area code, of Registrant's principal
                               executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         The purpose of this Form 8-K Current Report is to file as an exhibit, a copy of the Company's news release dated January 21, 2002 announcing the Company's operating results for the year 2001 and the fourth quarter thereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit

         99.1      -       News Release dated January 21, 2002, announcing the
                           Company's operating results for the year 2001 and the fourth quarter thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SOUTHWEST BANCORPORATION OF TEXAS, INC.


Date:  January 23, 2002           By:  /s/  R. JOHN MCWHORTER
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                                            R. John McWhorter
                                            Senior Vice President and Controller

                               INDEX TO EXHIBITS

Exhibit               Description
-------               -----------
  99.1      -         News Release dated January 21, 2002, announcing the
                      Company's operating results for the year 2001 and the fourth quarter thereof.